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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Cox Communications, Inc. on Form S-3 of our reports dated February 6, 1998, appearing in the Annual Report on Form 10-K and the Annual Report on Form 10-K/A of Cox Communications, Inc. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP


Atlanta, Georgia
July 6, 1998